EXHIBIT 10.9

                    LETTER AGREEMENT EXTENDING CLOSING DATE
                        OF CASCADE CALLWORKS ACQUISITION








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                           WORLDWIDE STRATEGIES INC.

            3801 E. FLORIDA AVE., SUITE 400 O DENVER, COLORADO 80210
                       TEL 303.991.5887 O FAX 303.991.5888


February 24, 2006


Shawn Surhstedt
Cascade Callworks, Inc.
7200 NE 41st Street, Suite 202
Vancouver, Washington 98662


Dear Shawn,


Pursuant to our agreement, you have agreed to extend the time for the closing of Cascade Callworks from February 1st, 2006 to March 15, 2006.


Thank you and sincerely,



/s/ JAMES P. SAMUELS                    /s/ SHAWN SUHRSTEDT
---------------------------             ---------------------------
James P. Samuels                        Shawn Suhrstedt
President-CEO                           President